EXHIBIT 99.2

MedExpress
URGENT CARE

HEARTLAND
DENTAL

STARBUCKS COFFEE

McDonald's
McDonald's
McCafé
DRIVE THRU

Q3 2024 QUARTERLY SUPPLEMENTAL INFORMATION

FrontView REIT, Inc. (NYSE: FVR) is an outparcel-

focused real estate investment trust (REIT) that invests in single-tenant commercial real estate properties that are net leased on a long-term basis to a diversified group of tenants.

www.frontviewreit.com

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About the Data

This data and other information described herein are as of and for the three months ended September 30, 2024, unless otherwise indicated. Future performance may not be consistent with past performance and is subject to change and inherent risks and uncertainties. This information should be read in conjunction with FrontView’s prospectus filed with the SEC on October 2, 2024, and FrontView's Form 10-Q as of and for the period ended September 30, 2024, including the financial statements and the management’s discussion and analysis of financial condition and results of operations sections.

Forward Looking Statements

Information set forth herein contains forward-looking statements, which reflect our current views regarding our business, financial performance, growth prospects and strategies, market opportunities, and market trends. Forward-looking statements include all statements that are not historical facts. In some cases, you can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “would be,” “seeks,” “approximately,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” or the negative version of these words or other comparable words. All of the forward-looking statements herein are subject to various risks and uncertainties. Assumptions relating to the foregoing involve judgments with respect to, among other things, future economic, competitive and market conditions, and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond our control. Although we believe that the expectations reflected in such forward-looking statements are based on reasonable assumptions, our actual results, performance, and achievements could differ materially from those expressed in or by the forward-looking statements and may be affected by a variety of risks and other factors. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from such forward-looking statements. These factors include, but are not limited to, risks and uncertainties related to general economic conditions, including but not limited to increases in the rate of inflation and/or interest rates, local real estate conditions, tenant financial health, and property acquisitions and the timing of these investments and acquisitions. These and other risks, assumptions, and uncertainties are described in our filings with the SEC, which are available on the SEC’s website at www.sec.gov.

You are cautioned not to place undue reliance on any forward-looking statements included herein. All forward-looking statements are made as of the date of this document and the risk that actual results, performance, and achievements will differ materially from the expectations expressed or referenced herein will increase with the passage of time. We undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments, or otherwise, except as required by law.

IP Disclaimer

This document contains references to copyrights, trademarks, trade names, and service marks that belong to other companies. FrontView REIT, Inc. is not affiliated or associated with, and is not endorsed by and does not endorse, such companies or their products or services.

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Company Overview

FrontView REIT, Inc. (NYSE:FVR) (the “Company”, “FrontView”, “FVR”, “us”, “our”, and “we”) is an internally-managed net-lease REIT that acquires, owns and manages primarily outparcel properties that are net leased to a diversified group of tenants. The Company is differentiated by an investment approach focused on outparcel properties that are in prominent locations with direct frontage on high-traffic roads that are highly visible to consumers. As of September 30, 2024, the Company owned a well-diversified portfolio of 278 outparcel properties with direct frontage across 31 U.S. states. The Company's tenants include service-oriented businesses, such as restaurants, cellular stores, financial institutions, automotive stores and dealers, medical and dental providers, pharmacies, convenience and gas stores, car washes, home improvement stores, grocery stores, professional services as well as general retail tenants.

Executive Team

Stephen Preston

Chairman of the Board, Co-Chief Executive Officer, and Co-

President

Randall Starr

Co-Chief Executive Officer, Co-President, and Director

Timothy Dieffenbacher

Chief Financial Officer, Treasurer, and Secretary

Drew Ireland

Chief Operating Officer

Board of Directors

Stephen Preston

Chairman of the Board

Randall Starr

Director

Robert Green

Director

Daniel Swanstrom

Independent Director

Elizabeth Frank

Independent Director

Ernesto Perez

Independent Director

Noelle LeVeaux

Independent Director

Company Contact Information

Rob Shelton

Director, Finance

media@frontviewreit.com

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Quarterly Financial Summary

(unaudited, in thousands except per share data)

	September 30, 2024	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023
	Pro Forma	Historical	Historical	Historical	Historical
Financial Summary
Total real estate held for investment, at cost	$640,264	$640,264	$640,264	$642,398	$647,180
Less: accumulated depreciation	(37,277)	(37,277)	(34,356)	(31,471)	(28,734)
Real estate held for investment, net	602,987	602,987	605,908	610,927	618,446
Assets held for sale	—	—	—	953	2,859
Cash, cash equivalents and restricted cash	93,261	9,895	16,620	13,197	17,129
Total assets	814,305	733,070	745,466	752,708	772,007
Debt, net	249,905	418,268	427,435	427,773	436,452
Total liabilities	280,399	448,372	455,791	456,902	471,320
Convertible non-controlling preferred interests	—	103,724	103,724	103,724	103,616
Partners' capital	—	180,974	185,951	192,082	197,071
Total FrontView REIT, Inc. equity	292,656	—	—	—	—
Non-controlling interests in the OP	241,250	—	—	—	—
Total equity (book value)	533,906	284,698	289,675	295,806	300,687

Revenues	14,534	14,534	14,607	15,259	14,343
General and administrative expenses(1)	2,849	2,225	2,171	2,262	3,555
Total operating expenses	11,966	11,347	10,853	11,568	12,853
Interest expense	4,269	6,463	6,597	6,695	6,498
Net (loss)/ income	(1,764)	(3,339)	(3,013)	(3,369)	8,428
Net earnings per share	$(0.07)	$(0.26)	$(0.24)	$(0.27)	$0.67

FFO	5,350	3,780	4,010	3,568	1,914
FFO per share	$0.20	$0.30	$0.32	$0.28	$0.15
AFFO	6,221	4,762	4,876	4,369	4,436
AFFO per share	$0.23	$0.38	$0.39	$0.35	$0.35

Net cash provided by operating activities		7,552	5,130	2,590	1,635
Net cash provided by (used in) investing activities		(597)	2,876	5,655	(21,609)
Net cash provided by (used in) financing activities		(13,680)	(4,583)	(12,177)	21,931

(1)	For the Historical periods presented, general and administrative expenses includes property management fees, asset management fees, and general and administrative expenses.

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Balance Sheet

(unaudited, in thousands)

	September 30, 2024	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023
	Pro Forma	Historical	Historical	Historical	Historical
ASSETS
Real estate held for investment, at cost
Land	$312,143	$312,143	$312,143	$313,160	$314,748
Buildings and improvements	328,121	328,121	328,121	329,238	332,432
Total real estate held for investment, at cost	640,264	640,264	640,264	642,398	647,180
Less accumulated depreciation	(37,277)	(37,277)	(34,356)	(31,471)	(28,734)
Real estate held for investment, net	602,987	602,987	605,908	610,927	618,446
Assets held for sale	—	—	—	953	2,859
Cash, cash equivalents and restricted cash	93,261	9,895	16,620	13,197	17,129
Intangible lease assets, net	102,328	103,109	108,281	113,357	119,432
Intangible assets	1,200	—	—	—	—
Other assets	14,529	17,079	14,657	14,274	14,141
Total assets	$814,305	$733,070	$745,466	$752,708	$772,007
LIABILITIES, CONVERTIBLE NON-CONTROLLING PREFERRED INTERESTS AND PARTNERS' CAPITAL
Liabilities
Debt, net	$249,905	$418,268	$427,435	$427,773	$436,452
Intangible lease liabilities, net	14,242	14,242	14,997	15,745	17,416
Accounts payable and accrued liabilities	16,252	15,862	13,359	13,384	17,452
Total liabilities	280,399	448,372	455,791	456,902	471,320

Convertible non-controlling preferred interests	—	103,724	103,724	103,724	103,616

Stockholders' equity
Partners' capital	—	180,974	185,951	192,082	197,071
Common Stock, par value $0.01 per share	161	—	—	—	—
Additional paid in capital	292,495	—	—	—	—
Non-controlling interests in the OP	241,250	—	—	—	—
Total stockholders' equity	533,906	180,974	185,951	192,082	197,071
Total liabilities, convertible non-controlling preferred interests and partners' capital	$814,305	$733,070	$745,466	$752,708	$772,007

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Income Statement Summary

(unaudited, in thousands)

	For the three months ended
	September 30, 2024	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023
	Pro Forma	Historical	Historical	Historical	Historical
Revenues
Rental revenues	$14,534	$14,534	$14,607	$15,259	$14,343

Operating expenses
Depreciation and amortization	7,114	7,119	6,972	7,325	7,415
Property operating expenses	2,003	2,003	1,710	1,981	1,883
Property management fees	—	494	497	510	494
Asset management fees	—	1,034	1,034	1,034	1,034
General and administrative expenses	2,849	697	640	718	2,027
Total operating expenses	11,966	11,347	10,853	11,568	12,853

Other expenses
Interest expense	4,269	6,463	6,597	6,695	6,498
Loss/ (gain) on sale of real estate	—	—	51	(388)	(1,057)
Impairment loss	—	—	—	591	407
Income taxes	63	63	119	162	110
Total other expenses	4,332	6,526	6,767	7,060	5,958
Operating loss	(1,764)	(3,339)	(3,013)	(3,369)	(4,468)
Gain from acquisition of equity method investment	—	—	—	—	12,988
Equity loss from investment in an unconsolidated entity	—	—	—	—	(92)
Net (loss)/ income	(1,764)	(3,339)	(3,013)	(3,369)	8,428
Less: Net (income)/loss attributable to convertible non-controlling preferred interests	745	908	827	917	(2,274)
Net (loss)/ income attributable to NADG NNN Property Fund LP	$(1,019)	$(2,431)	$(2,186)	$(2,452)	$6,154

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Funds From Operations (FFO) and Adjusted Funds From Operations (AFFO)

(unaudited, in thousands)

	For the three months ended
	September 30, 2024	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023
	Pro Forma	Historical	Historical	Historical	Historical
Net (loss)/ income	$(1,764)	$(3,339)	$(3,013)	$(3,369)	$8,428
Depreciation on real property and amortization of real estate intangibles	7,114	7,119	6,972	7,325	7,415
Share of 50/50 Joint Venture's depreciation on real property and amortization of real estate intangibles	—	—	—	—	116
(Gain) loss on sale of real estate	—	—	51	(388)	(1,057)
Gain from acquisition of equity method investment	—	—	—	—	(12,988)
FFO	$5,350	$3,780	$4,010	$3,568	$1,914
Straight-line rent adjustments	(187)	(187)	(446)	(331)	(449)
Share of 50/50 Joint Venture's straight-line rent adjustments	—	—	—	—	(8)
Amortization of financing transactions and discount costs	396	1,053	1,036	1,056	1,018
Share of 50/50 Joint Venture's amortization of debt issuance cost	—	—	—	—	16
Amortization of above/below market lease intangibles	423	423	476	439	578
Share of 50/50 Joint Venture's amortization of above/below market lease intangibles	—	—	—	—	6
Stock-based compensation	986	—	—	—	—
Lease termination fees	(747)	(747)	(223)	(414)	—
Adjustment for structuring and public company readiness costs	—	440	23	51	979
Adjustment for Internalization expenses	—	—	—	—	382
AFFO	$6,221	$4,762	$4,876	$4,369	$4,436

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Lease Revenues Detail

(unaudited, in thousands)

	For the three months ended
	September 30, 2024	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023
	Pro Forma	Historical	Historical	Historical	Historical
Revenues:
Contractual rental amounts billed	$12,678	$12,678	$12,980	$12,911	$12,618
Recovery income	1,293	1,293	1,218	1,907	1,773
Adjustment to recognize contractual rental amounts on a straight-line basis	187	187	446	331	449
Variable rental amounts earned	798	798	306	443	3
Above/below market lease amortization, net	(423)	(423)	(476)	(439)	(578)
Other income	1	1	133	106	78
Total rental revenues	$14,534	$14,534	$14,607	$15,259	$14,343

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Capital Structure

(in thousands, except percentages)

September 30, 2024
Pro Forma
Equity
Shares of Common Stock	16,068
OP Units	11,755
Common Stock & OP Units	27,823
Price Per Share / Unit as of October 2, 2024 (first day of trading)	$19.00
Implied Equity Market Capitalization	$528,637
% of Total Capitalization	67.6%

Debt (1)
New Delayed Draw Term Loan	$200,000
New Revolving Credit Facility	53,499
ABS Notes	—
Revolving Credit Facility	—
Term Loan Credit Facility	—
Total Debt	$253,499
% of Total Capitalization	32.4%

Total Capitalization	$782,136
Less: Cash, cash equivalents and restricted cash	(93,261)
Enterprise Value	$688,875

(1)	Pro forma reflects the Company’s intention to repay the ABS Notes when they mature in December 2024, with the New Revolving Credit Facility and New Delayed Draw Term Loan

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Debt Outstanding

(in thousands)

	Outstanding Balance
	September 30, 2024	September 30, 2024
	Pro Forma	Historical	Interest Rate	Maturity Date
New Delayed Draw Term Loan	$200,000	$—	Adjusted SOFR + 1.20%	3-Oct-27 (1)
New Revolving Credit Facility	53,499	—	Adjusted SOFR + 1.20%	3-Oct-27 (1)
ABS Notes	—	253,499	3.37%	28-Dec-24
Revolving Credit Facility	—	150,000	Adjusted Term SOFR + 2.25% (2)	8-Mar-25
Term Loan Credit Facility	—	15,967	Term SOFR + 1.80% (2)	31-Mar-27
Gross Debt	$253,499	$419,466

(1)	The loans each contain two 12 month extension options, subject to a 0.125% extension fee.
(2)	The approximate one-month Term SOFR rate at September 30, 2024 was 4.84%.

The following table shows the year of maturity for our pro forma Gross Debt, assuming exercise of extension options:

Year of Maturity	New Delayed Draw Term Loan	New Revolving Credit Facility	ABS Notes	Revolving Credit Facility	Term Loan Credit Facility	Total
2024 (Remaining)	$—	$—	$—	$—	$—	$—
2025	—	—	—	—	—	—
2026	—	—	—	—	—	—
2027	—	—	—	—	—	—
2028	—	—	—	—	—	—
Thereafter	200,000	53,499	—	—	—	253,499
Total	$200,000	$53,499	$—	$—	$—	$253,499

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EBITDA, EBITDAre, and Other-Non GAAP Operating Metrics

(unaudited, in thousands)

	For the three months ended
	September 30, 2024	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023
	Pro Forma	Historical	Historical	Historical	Historical
Net (loss)/ income	$(1,764)	$(3,339)	$(3,012)	$(3,369)	$8,428
Depreciation and amortization	7,537	7,542	7,448	7,763	7,993
Share of 50/50 Joint Venture's depreciation and amortization	—	—	—	—	122
Interest expense	4,269	6,463	6,597	6,695	6,498
Share of 50/50 Joint Venture's interest expense	—	—	—	—	130
Income taxes	63	63	119	162	110
Share of 50/50 Joint Venture's income taxes	—	—	—	—	2
EBITDA	$10,105	$10,729	$11,152	$11,251	$23,283
Gain on sale of real estate	—	—	—	(388)	(1,057)
Gain from acquisition of equity method investment	—	—	—	—	(12,988)
EBITDAre	$10,105	$10,729	$11,152	$10,863	$9,238
Adjustment for current period disposition activity (1)	—	—	(244)	(392)	(36)
Adjustment for non-cash compensation expense (2)	986	—	—	—	—
Adjustment to exclude non-recurring expenses (income) (3)	(747)	(307)	(200)	(363)	1,361
Adjusted EBITDAre	10,344	10,422	10,708	10,108	10,563
Annualized EBITDAre	40,420	42,916	44,608	43,452	36,952
Annualized adjusted EBITDAre	41,376	41,688	42,832	40,432	42,252

(1)	Reflects an adjustment to give effect to all dispositions during the quarter as if they had been sold as of the beginning of the quarter.
(2)	Reflects an adjustment to exclude non-cash stock-based compensation expense.
(3)	Reflects an adjustment to exclude non-recurring expenses including IPO costs and lease termination fees.

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Net Debt Metrics

(unaudited, in thousands)

	September 30, 2024	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023
	Pro Forma	Historical	Historical	Historical	Historical
Debt
New Delayed Draw Term Loan	$200,000	$—	$—	$—	$—
New Revolving Credit Facility	53,499	—	—	—	—
ABS Notes	—	253,499	253,829	254,159	254,489
Revolving Credit Facility	—	150,000	159,890	159,890	168,890
Term Loan Credit Facility	—	15,967	15,967	17,000	17,000
Gross Debt	253,499	419,466	429,686	431,049	440,379
Cash, cash equivalents and restricted cash	(93,261)	(9,895)	(16,620)	(13,197)	(17,129)
Net Debt	160,238	409,571	413,066	417,852	423,250
Net Debt to Annualized EBITDAre	4.0	9.5	9.3	9.6	11.5
Net Debt to Annualized Adjusted EBITDAre	3.9	9.8	9.6	10.3	10.0

Covenants

The following is a summary of key financial covenants for the Company’s unsecured debt instruments. The covenants associated with the Revolving Credit Facility are reported to the respective lenders via quarterly covenant reporting packages. These calculations, which are not based on U.S. GAAP measurements, are presented to investors to show that as of September 30, 2024, the Company believes it is in compliance with the covenants.

Covenants	Required	Revolving Credit Facility
Total Leverage Ratio	≤ 60%	30.9%
Adjusted EBITDA to Fixed Charges Ratio	≥ 1.50 to 1.00	2.3x
Secured Leverage Ratio(1)	≤ 40%	0.0%
Unencumbered NOI to Unsecured Interest Expense Ratio	≥ 1.75 to 1.00	3.2x
Unsecured Leverage Ratio	≤ 60%	30.9%
Tangible Net Worth	≥ sum of 75% of the Tangible Net Worth on completion of this offering plus 70% of equity issuance proceeds	(2)

(1)	IPO proceeds used to pay off debt such that there are no secured borrowings.
(2)	Prospective covenant

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Dispositions

(in thousands, except # of properties)

The following table summarizes the Company’s property disposition activity during 2024.

Property	# of Properties	Original Purchase Price	Sale Price	Lease Termination Fee(1)	Gain over Original Purchase Price
Occupied(2)	4	$9,148	$9,616	$475	$943
Vacant(3)	1	$1,154	$1,157	$0	$3
Total Dispositions	5	$10,302	$10,773	$475	$946

(1)	Includes lease termination fees paid to FrontView REIT at closing.
(2)	Three occupied properties were sold in Q1 2024, and one occupied property was sold in Q2 2024.
(3)	One vacant property was sold in Q2 2024.

Portfolio at a Glance: Key Metrics

	September 30, 2024	June 30, 2024
Properties	278	278
U.S. States	31	31
Total Annualized Base Rent	$52.1M	$52.0M
Total Rentable Sq. Footage	2.1M	2.1M
Tenants	293	292
Brands	137	137
Industries	15	15
Occupancy	98.9%	98.9%
Top 10 Tenant Concentration	23.3%	23.3%
Top 20 Tenant Concentration	38.5%	38.5%
Investment Grade (tenant/guarantor)	38.0%	40.4%
Financial Reporting Coverage(1)	81.6%	81.6%
Weighted Average Annual Rent Increases(2)	1.7%	1.7%
Weighted Average Remaining Lease Term	6.7 Years	7.0 Years

(1)	Includes tenants not required to provide financial information under the terms of our lease, but whose financial statements are available publicly at September 30, 2024.
(2)	Includes contractual rent increases on tenant renewals options to the extent a lease is at the end of its initial term

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Diversification: Top 20 Tenants

(in thousands, except for percentages and # of properties)

Tenant Brand	# of Properties(1)	Square Feet	ABR	% of ABR	% of Square Feet
Verizon	8.5	36	$1,761	3.4%	1.7%
Oak Street Health	5.5	66	1,314	2.6%	3.1%
Adams Auto Group	3	29	1,284	2.5%	1.4%
Raising Canes	5	17	1,262	2.4%	0.9%
IHOP	6	33	1,213	2.3%	1.6%
Mammoth Car Wash	6	22	1,205	2.3%	1.1%
CVS	4	42	1,081	2.1%	2.0%
AT&T	4	24	1,052	2.0%	1.1%
Walgreens	4	50	1,014	1.9%	2.4%
Chili's	3	18	959	1.8%	0.9%
Wendy's	7	21	940	1.8%	1.0%
Bank of America	4	21	936	1.8%	1.0%
Advance Auto Parts	7	66	857	1.6%	3.1%
Heartland Dental	5	20	792	1.5%	0.9%
LA-Z-Boy	2	38	762	1.5%	1.8%
Burger King	5	20	752	1.4%	0.9%
Lowe's Home Improvement	1	168	750	1.4%	8.0%
Hooters	4	20	723	1.4%	0.9%
PNC Bank	4	26	719	1.4%	1.2%
T-Mobile	4.5	19	710	1.4%	0.9%
Other	185.5	1,351	32,014	61.5%	64.1%
Total	278	2,107	$52,100	100.0%	100.0%

(1)	Includes two-tenant properties.

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Diversification: Tenant Industry

(rent percentages based on ABR)

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Diversification: Tenant Industry (continued)

(in thousands, except for percentages and # of properties)

Industry	# of Properties(1)	ABR	% of ABR	Square Feet	% of Square Feet
Casual Dining	49	$10,054	19.3%	312	14.8%
Quick Service Restaurants	62.5	9,078	17.4%	205	9.7%
Automotive Stores & Dealers	30	5,394	10.4%	248	11.8%
Medical and Dental Providers	29.5	5,227	10.1%	171	8.1%
Financial Institutions	22	4,312	8.3%	124	5.9%
General Retail	18.5	4,167	8.0%	406	19.2%
Cellular Stores	18.5	3,819	7.3%	90	4.3%
Home Improvement Stores	8	2,701	5.2%	323	15.3%
Convenience & Gas Stores	14	2,367	4.5%	31	1.5%
Pharmacies	8	2,095	4.0%	92	4.4%
Car Washes	10	1,882	3.6%	33	1.6%
Other	6	446	0.9%	45	2.1%
Fitness	1	385	0.7%	23	1.1%
Professional Services	1	173	0.3%	4	0.2%
Total	278	$52,100	100.0%	2,107	100.0%

(1)	Includes two-tenant properties.

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Diversification: Property Map

ME 3
NY 8
MN 7
WI 1
MI 8
NV 1
UT 2
CO 3
KS 5
MO 10
IL 28
IN 11
OH 21
PA 8
NJ 10
CT 3
RI 1
MD 5
VA 15
KY 8
AZ 5
OK 8
TN 15
NC 16
SC 6
MS 2
AL 9
GA 21
TX 22
LA 2
FL 14

278
ASSETS

31
STATES

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Diversification: Geography

(in thousands, except for percentages and # of properties)

State	# of Properties(1)	Square Feet	ABR	% of ABR	% of Square Feet
IL	28	208	$6,281	12.1%	9.9%
TX	22	116	4,473	8.6%	5.5%
GA	21	112	3,468	6.7%	5.3%
OH	21	127	3,269	6.3%	6.0%
NC	16	93	2,990	5.7%	4.4%
FL	14	96	2,659	5.1%	4.6%
TN	15	83	2,596	5.0%	3.9%
VA	15	76	2,521	4.8%	3.6%
PA	8	145	2,491	4.8%	6.9%
NY	8	242	2,114	4.1%	11.5%
IN	11	67	1,951	3.7%	3.2%
MO	10	60	1,858	3.6%	2.8%
NJ	10	55	1,694	3.3%	2.6%
OK	8	38	1,543	3.0%	1.8%
MN	7	72	1,449	2.8%	3.4%
AL	9	43	1,352	2.6%	2.0%
SC	7	54	1,133	2.2%	2.6%
ME	3	186	1,067	2.0%	8.8%
KY	8	40	1,063	2.0%	1.9%
MI	7	34	1,051	2.0%	1.6%
MD	5	41	856	1.6%	1.9%
AZ	5	18	838	1.6%	0.9%
KS	5	25	668	1.3%	1.2%
CT	3	9	590	1.1%	0.4%
CO	3	13	469	0.9%	0.6%
MS	2	13	417	0.8%	0.6%
LA	2	10	360	0.7%	0.5%
UT	2	22	336	0.6%	1.0%
NV	1	4	246	0.5%	0.2%
RI	1	0	182	0.3%	0.0%
WI	1	5	115	0.2%	0.2%
Total	278	2,107	$52,100	100.0%	100.0%

(1)	Includes two-tenant properties.

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Lease Expirations

(in thousands; based on ABR)

14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
0.9%
4.2%
7.2%
13.7%
8.3%
9.6%
9.5%
8.6%
10.1%
4.9%
4.2%
0.9%
3.9%
2.5%
4.3%
1.2%
6.0%
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
2036
2037
2038
2039
Thereafter

Year	ABR	% of ABR	Square Feet	% of Square Feet
2024	$456	0.9%	15	0.7%
2025	2,206	4.2%	72	3.4%
2026	3,736	7.2%	125	5.9%
2027	7,158	13.7%	390	18.5%
2028	4,310	8.3%	145	6.9%
2029	5,007	9.6%	187	8.9%
2030	4,970	9.5%	163	7.7%
2031	4,483	8.6%	141	6.7%
2032	5,283	10.1%	406	19.3%
2033	2,549	4.9%	67	3.2%
2034	2,194	4.2%	56	2.7%
2035	451	0.9%	20	0.9%
2036	2,015	3.9%	56	2.7%
2037	1,327	2.5%	51	2.4%
2038	2,231	4.3%	118	5.6%
2039	634	1.2%	17	0.8%
Thereafter	3,090	6.0%	61	2.9%
Untenanted Properties	-	0.0%	17	0.8%
Total	$52,100	100.0%	2,107	100.0%

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Definitions and Explanations

Adjusted Secured Overnight Financing Rate (SOFR): We define Adjusted SOFR as the current one month term SOFR plus an adjustment of 0.10% per the terms of our credit facilities.

Annualized Base Rent (ABR): We define ABR as the annualized contractual cash rent due for the last month of the reporting period, and adjusted to remove rent from properties sold during the month and to include a full month of contractual cash rent for properties acquired during the last month of the reporting period

EBITDA, EBITDAre, Adjusted EBITDAre, and Annualized Adjusted EBITDAre: EBITDA, EBITDAre, Adjusted EBITDAre, and Annualized Adjusted EBITDAre are non-GAAP financial measures. We compute EBITDA as earnings before interest, income taxes and depreciation and amortization. EBITDA is a measure commonly used in our industry. We believe that this ratio provides investors and analysts with a measure of our leverage that includes our operating results unaffected by the differences in capital structures, capital investment cycles and useful life of related assets compared to other companies in our industry. In 2017, Nareit issued a white paper recommending that companies that report EBITDA also report EBITDAre in financial reports. We compute EBITDAre in accordance with the definition adopted by Nareit. Nareit defines EBITDAre as EBITDA (as defined above) excluding gains (loss) from the sales of depreciable property and provisions for impairment on investment in real estate. We also exclude the gain from acquisition of equity method investment as the gain represents a one-time transaction for the purchase of the 50% interest held by our predecessor’s sole partner in the 50/50 Joint Venture. As the gain will not recur in the future, it is excluded from EBITDAre. We believe EBITDA and EBITDAre are useful to investors and analysts because they provide important supplemental information about our operating performance exclusive of certain non-cash and other costs. We compute adjusted EBITDAre as EBITDAre for the applicable quarter, as adjusted to (i) reflect all investment and disposition activity that took place during the applicable quarter as if each transaction had been completed on the first day of the quarter, (ii) exclude certain GAAP income and expense amounts that we believe are infrequent and unusual in nature because they relate to unique circumstances or transactions that had not previously occurred and which we do not anticipate occurring in the future, (iii) eliminate the impact of lease termination fees from certain of our tenants, and (iv) exclude non-cash stock-based compensation expense. Annualized adjusted EBITDAre is calculated by multiplying adjusted EBITDAre for the applicable quarter by four, which we believe provides a meaningful estimate of our current run rate for all of our investments as of the end of the most recently completed quarter given the contractual nature of our long-term net leases. You should not unduly rely on this measure as it is based on assumptions and estimates that may prove to be inaccurate. Our actual reported EBITDAre for future periods may be significantly different from our annualized adjusted EBITDAre. Our reported EBITDA, EBITDAre, Adjusted EBITDAre, and Annualized Adjusted EBITDAre may not be comparable to similarly titled measures of other companies. You should not consider these measures as alternatives to net income or cash flows from operating activities determined in accordance with GAAP.

Funds From Operations (FFO) and Adjusted Funds From Operations (AFFO): FFO and AFFO are non-GAAP measures. We believe the use of FFO and AFFO are useful to investors because they are widely accepted industry measures used by analysts and investors to compare the operating performance of REITs. FFO and AFFO should not be considered alternatives to net income as a performance measure or to cash flows from operations, as reported on our statement of cash flows, or as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures. We compute FFO in accordance with the standards established by the Board of Governors of Nareit. Nareit defines FFO as GAAP net income or loss adjusted to exclude net gains (losses) from sales of certain depreciated real estate assets, depreciation and amortization expense from real estate assets, gains and losses from change in control, and impairment charges related to certain previously depreciated real estate assets. We also exclude the gain from acquisition of equity method investment as the gain represents a one-time transaction for the purchase of the 50% interest held by our predecessor’s sole partner in the 50/50 Joint Venture. As the gain will not recur in the future, it is excluded from FFO. To derive AFFO, we modify the Nareit computation of FFO to include other adjustments to GAAP net income related to certain non-cash or non-recurring revenues and expenses, including straight-line rents, cost of debt extinguishments, amortization of lease intangibles, amortization of debt issuance costs, amortization of net mortgage premiums, (gain) loss on interest rate swaps and other non-cash interest expense, realized gains or losses on foreign currency transactions, Internalization expenses, structuring and public company readiness costs, extraordinary items, and other specified non-cash items. We believe that such items are not a result of normal operations and thus we believe excluding such items assists management and investors in distinguishing whether changes in our operations are due to growth or decline of operations at our properties or from other factors.

Gross Debt: We define Gross Debt as total debt, net plus debt issuance costs and original issuance discount.

Net Debt: Net Debt is a non-GAAP financial measure. We define Net Debt as our Debt less cash and cash equivalents and restricted cash.

Occupancy: Occupancy or a specified percentage of our portfolio that is “occupied” or “leased” means as of a specified date (i) the number of properties that are subject to a signed lease divided by (ii) the total number of properties in our portfolio.

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